

Immunic THERAPEUTICS

Immunic Therapeutics

Third Quarter 2023 Financial Results and Corporate Update

NASDAQ: IMUX | November 14, 2023

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

→ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target and treat the diseases mentioned herein; preclinical and clinical data for Immunic's development programs; the impact of future preclinical and clinical data on Immunic's product candidates; the timing of the availability of data from Immunic's clinical trials; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; the timing of current and future clinical trials and anticipated clinical milestones; Immunic's ability to protect its intellectual property position; Immunic's plans to research, develop and commercialize its current and future product candidates; the timing of any planned investigational new drug application or new drug application; the development and commercial potential of any product candidates of the company; expectations regarding potential market size; developments and projections relating to Immunic's competitors and industry; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; Immunic's ability to identify additional products or product candidates with significant commercial potential; the impact of government laws and regulations; COVID-19 and the armed conflict in Ukraine; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company and further updates with respect thereto; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission.

→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Immunic THERAPEUTICS

Agenda

Third Quarter 2023 Financial Results and Corporate Update

01

Third Quarter 2023 and Subsequent Highlights

August: Enrolled Last, 467th Patient in Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis



Screening Period
Main Treatment Period (Blinded)
Maximum 120 Weeks
Visits every 12 weeks
Main Analysis
R
45 mg IMU-838
Placebo
EoMT
EoMT
OLE
BL MRI (Gd+)
MRI
MRI
MRI (Gd+)
MRI (Gd+)
D-28 to -3
D-8 to-1
D1
W24
W48
W72
EoMT+
EoS (EoMT+ 28 days)
Interim Biomarker Analysis

Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial*

- Coordinating Investigator: Robert J. Fox, M.D., Cleveland Clinic
- **467 patients enrolled at more than 70 sites in North America, Western, Central and Eastern Europe**
- Randomization to 45 mg vidofludimus calcium or placebo QD
- Primary endpoint: annualized rate of percent brain volume change up to 120 weeks
- Blinded 120-week main treatment period
- Optional, approximately 8-year, open-label extension period

Included Patient Population: Progressive Forms of MS

- Adult patients aged 18 to 65 years
- PPMS or SPMS diagnosis (Revised McDonald criteria 2017)
- EDSS score at screening between 3.0 to 6.5
- No evidence of relapse in last 24 months before randomization
- Evidence of disability progression

*NCT05054140 +EoMT: at W120 or when last enrolled patient reaches W72

BL: baseline; D: day; EoMT: end of main treatment period; EoS: end of study; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; OLE: open-label extension; R: randomization; W: week; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale; QD: quaque die = once-daily

Immunic THERAPEUTICS

October: Reported Positive Interim Data from Phase 2 CALLIPER Trial of Vidofludimus Calcium in Progressive Multiple Sclerosis

Improvements in Serum NfL for Vidofludimus Calcium Consistent Throughout the Overall PMS Population and All Subtypes

Change to Week 24 as Compared to Placebo in % of Baseline



Overall PMS Population
PPMS
n-aSPMS
aSPMS
10%
0%
-10%
-20%
-30%
-40%
-50%
N=102 (IMU-838)
N=101 (Placebo)
N=32 (IMU-838)
N=27 (Placebo)
N=62 (IMU-838)
N=62 (Placebo)
N=8 (IMU-838)
N=12 (Placebo)
-22.4%
*
p=0.01, post-hoc
-18.8%
-20.1%
-43.3%

Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU-838 35.7%, PPMS: IMU-838 7.1%, n-aSPMS: IMU-838 14.7%, aSPMS: IMU-838 10.3%, 95% Hodges-Lehmann confidence bound EMPhASIS week 24 for 45mg IMU-838: lower boundary -41.0%, upper boundary -12.0%, includes all randomized patients with available neurofilament data at interim analysis, arithmetic mean value for group averages; aSPMS and n-aSPMS designation as per diagnosis by clinical investigator at study entry

RRMS: relapsing-remitting multiple sclerosis; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; n-a: non-active; a: active

NfL Reduction Compares Favorably with Other MS Therapies

CALLIPER Interim Data Compared to Select Historical Trials



Vidofludimus PPMS (CALLIPER)
Ocrelizumab PPMS (ORATORIO)
Vidofludimus n-aSPMS (CALLIPER)
Siponimod n-aSPMS (EXPAND)***
Vidofludimus aSPMS (CALLIPER)
Siponimod aSPMS (EXPAND)***
Vidofludimus RRMS (EMPhASIS)
Ocrelizumab RMS (OBOE)
Evobrutinib RRMS (Phase 2)
10%
0%
-10%
-20%
-30%
-40%
-50%
N=32 (IMU-838) N=27 (PCO)
N=320 (Active) N=160 (PCO)
N=62 (IMU-838) N=62 (Placebo)
N=207 (Active) N=107 (PCO)
N=8 (IMU-838) N=12 (Placebo)
N=102 (Active) N=48 (PCO)
N=64 (IMU-838) N=64 (PCO)
N=100 (Active, from baseline)
N=35 (Active) N=45 (PCO)
-18.8%
-12.4%*
-20.1%
-4.4%**
-43.3%
-21.4%**
-26.0%
-18.6%
-16.8%
PMS
RMS

N = Number of patients in the 45 mg IMU 838 groups, only patients with both baseline and week 24 values considered for change from baseline analysis, arithmetic mean value for group averages; includes all randomized patients with available Nfl data at interim analysis
Standard deviation for change from baseline in % of baseline: CALLIPER week 24: IMU 838 35.7%; 95% Hodges Lehmann confidence bound EMPhASIS week 24 for 45mg IMU 838: lower boundary -41.0%, upper boundary -12.0%
ORATORIO: Bar-Or A. et al., EBioMedicine. 2023 Jul;93:104662; EXPAND: Leppert D., et al., Neurology. 2022 May 24;98(21):e2120-e2131; OBOE: Cross A. et al., Neurology Apr 2019, 92 (15 Supplement) S56.008; evobrutinib: Kuhle J. et al., AAN 2021 Virtual Congress
*plasma NfL levels; ** 12-month data; *** Displayed are data for subpopulation without relapses (n-aSPMS) and with relapses (aSPMS); PCO: placebo; PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; RRMS: relapsing-remitting multiple sclerosis; RMS: relapsing multiple sclerosis; n-a: non active; a: active

October: Presented Phase 2 EMPhASIS Trial Data of Vidofludimus Calcium in Relapsing-Remitting Multiple Sclerosis at MSMilan2023


Reduction in Neurofilament Light Chain by Vidofludimus Calcium: The EMPHASIS Study
The 9th Joint ECTRIMS-ACTRIMS Meeting | 11 – 13 October 2023 | Milan, Italy
Introduction
Objective
Method
Results
Conclusion

- MSMilan2023: The 9th Joint ECTRIMS-ACTRIMS Meeting
- October 11-13 in Milan, Italy
- Virtual e-poster: Robert J. Fox, M.D., Staff Neurologist, Mellen Center for Multiple Sclerosis, Vice-Chair for Research, Neurological Institute, Cleveland Clinic, Cleveland, Ohio
- Title: Reduction in Neurofilament Light Chain by Vidofludimus Calcium: The EMPhASIS Study
  - Improvement in serum neurofilament light chain (NfL) observed in both treatment arms of vidofludimus calcium over placebo

November: Received Notice of Allowance for United States Patent Protecting the Treatment of RMS with Vidofludimus and Its Salts

Immunic has created a multilayered approach to exclusivity for vidofludimus calcium:



- Patent on composition-of-matter for salt forms of vidofludimus calcium, granted in the United States, Europe and other key markets, could be valid up to 2036 if PTE is applied
- Granted United States patent protecting the dose strength of vidofludimus calcium for the treatment of relapsing multiple sclerosis, expected to provide protection into 2041
- Patent application filed on the dosing regimens protecting the applied dosing scheme used in the clinical trials, granted in Japan already, would expire in 2038, if granted
- Patent application filed on composition-of-matter of a specific polymorph of vidofludimus calcium used in current studies, would expire in 2039, if granted
- Patent application filed for the use of vidofludimus calcium in specific diseases like PMS and patient subsets, would protect in relevant diseases until 2044, if granted
- Another level of protection can be expected by data exclusivity in the United States and in Europe based on vidofludimus calcium's classification as a New Chemical Entity (NCE)

RMS: relapsing multiple sclerosis; PTE: Patent Term Extension (US only)



Immunic THERAPEUTICS

Ongoing Active Celiac Disease and Its High Unmet Medical Need for New Treatment Options

Immunic's Virtual Celiac Disease KOL Roundtable
Thursday, July 20, 2023, 8:00 - 9:00 am Eastern Time

FEATURED EXPERTS

Ciarán P. Kelly, MD
J Thomas LaMont Professor of Gastroenterology
Director Celiac Center
Beth Israel Deaconess Medical Center
Professor of Medicine
Harvard Medical School
Boston, MA

Joseph A. Murray, MD
Professor of Medicine
Director, Celiac Disease Research
John and Shirley Berry Professor of Gastrointestinal Sciences
Division of Gastroenterology and Hepatology, Department of Internal Medicine, Mayo Clinic
Rochester, MN

Register Now
The Celiac Disease Roundtable will be held virtually via Zoom. To participate, please register in advance at:
https://imux.zoom.us/webinar/register/WN_m-d7ddH15DqFWc7alKSKA
Registrants will receive a confirmation email containing a link for online participation or a telephone number for dial in access.

Marilyn G. Geller
Chief Executive
Celiac Disease Foundation
Los Angeles, CA

Andreas Muehler, MD
Co-Founder & Chief Medical Officer
Immunic Therapeutics
New York, NY / Gräfelfing, Germany

July: Hosted Virtual Celiac Disease Roundtable

Ongoing Active Celiac Disease and Its High Unmet Medical Need for New Treatment Options

- Featured experts included:
  - Ciarán P. Kelly, M.D., Harvard Medical School, Boston, MA
  - Joseph A. Murray, M.D., Mayo Clinic, Rochester, MN
  - Marilyn G. Geller, Celiac Disease Foundation, Los Angeles, CA
  - Andreas Muehler, M.D., Immunic Therapeutics

- Recording: https://www.youtube.com/watch?v=g8tFGNgqRoE

Immunic THERAPEUTICS

October: Presented Two Abstracts at the UEG (United European Gastroenterology) Week 2023 (October 14-17 in Copenhagen, Denmark)

Positive Phase 1b Data of IMU-856 in Celiac Disease

- Moderated Poster: Franziska Burianek, M.D., Senior Medical Director, Immunic
- Title: First in Human Trial of IMU-856, An Orally Available Epigenetic Modulator of Barrier Regeneration for the Treatment of Celiac Disease



ueg week
Immunic
THERAPEUTICS
October 14 – 17

Positive Phase 2 Maintenance Phase Data of Vidofludimus Calcium in UC

- Oral Presentation: Geert R. D'Haens, M.D., Ph.D., Amsterdam University Medical Centers
- Title: Efficacy and Safety of Vidofludimus Calcium (IMU-838) In Patients With Moderately to Severely Active Ulcerative Colitis (UC): Results From the Prospective Placebo-Controlled Phase 2 CALDOSE-1 Trial



ueg week
Immunic
THERAPEUTICS
Efficacy and Safety of Vidofludimus Calcium (IMU-838) in Patients with Moderately to Severely Active Ulcerative Colitis (UC):
Results from the Prospective Placebo-Controlled Phase 2 CALDOSE-1 Trial
United European Gastroenterology Week (UEGW) 2023

Immunic THERAPEUTICS

November: Presented Phase 1b Data of IMU-856 in Celiac Disease at the AOECS 35th General Assembly Conference 2023



ABSTRACT OF ORIGINAL RESEARCH ON COELIAC DISEASE

FIRST IN HUMAN TRIAL OF IMU-856, AN ORALLY AVAILABLE EPIGENETIC MODULATOR OF BARRIER REGENERATION FOR THE TREATMENT OF CELIAC DISEASE

Submitted by: **Buriánek F, Mihajlović M, Pröbstl D, Peelen E, Fonseca J, Schreieck A, Wirth M, Kehler I, Vitt D, Kohlhof H, Muehler A**

Immunic AG, Germany
formerly Immunic AG, Germany

Introduction

IMU-856 is an orally available, systemically acting and highly selective small molecule modulator that targets SIRT6 (Sirtuin 6), a protein which serves as a transcriptional regulator of intestinal barrier function and regeneration of bowel epithelium. Furthermore, in preclinical studies, the mechanism of IMU-856 has been shown to not affect the status of immune cells. IMU-856's mechanism of action may present a new approach to treat celiac disease and other intestinal barrier function associated diseases.

Methods

This was a first-in-human, double-blind, randomized, placebo-controlled clinical trial of IMU-856 in healthy volunteers and patients with celiac disease. In the single and multiple ascending dose part of this clinical trial, healthy human subjects were randomized to either placebo or active treatment with different dose levels of IMU-856 or placebo.
Phase 1b was designed to assess the safety and tolerability of 28-days of dosing of IMU-856 at two different dose levels (80mg • 160mg once daily) in patients with celiac disease during periods of gluten-free diet and a 15-days gluten challenge (6g gluten/daily).
Secondary objectives included pharmacokinetics as well as histology, symptoms, and non-invasive biomarkers.

Results

IMU-856 was safe and well-tolerated with a benign adverse event profile and with pharmacokinetics that allow once-daily dosing.

Treatment with IMU-856 showed positive effects in the four main dimensions of clinical outcome in celiac disease patients:

- Protection against gluten induced intestinal damage.
- Improved enterocyte health and function.
- Enhanced nutrient absorption.
- Reduction of gluten-induced increase in symptom severity.

Conclusions

IMU-856 is a highly selective and potent epigenetic modulator, showing first signals of improving the intestinal barrier integrity in patients with celiac disease undergoing a gluten challenge. IMU-856 was safe and well-tolerated with a benign adverse event profile and with pharmacokinetics that allow once-daily dosing. Phase 1b provided proof of concept data for IMU-856 in patients with celiac disease during periods of gluten-free diet and 15-days gluten challenge, setting stage for a potential first-in-class oral celiac disease therapy.

IMU-856 may offer extensive potential beyond celiac disease in other diseases, both intestinal and systemic, with compromised intestinal barrier integrity.

All authors are/were employed by Immunic AG

Immunic THERAPEUTICS

Recommendation letter: German Coeliac Society

AOECS

Deutsche Zöliakie Gesellschaft e.V.

- Association of European Coeliac Societies (AOECS) 35th General Assembly Conference 2023
- November 2-5 in Athens, Greece
- Virtual e-poster: Franziska Burianek, M.D., Senior Medical Director, Immunic
- Title: First In Human Trial of IMU-856, an Orally Available Epigenetic Modulator of Barrier Regeneration For the Treatment of Celiac Disease

Immunic THERAPEUTICS

02

Financial and Operating Results

Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Operating expenses:				
Research and development	$ 19,796	$ 16,537	$ 63,931	$ 50,520
General and administrative	3,774	3,579	11,911	11,641
Total operating expenses	23,570	20,116	75,842	62,161
Loss from operations	(23,570)	(20,116)	(75,842)	(62,161)
Other income (expense):				
Interest income	766	230	2,534	343
Other income (expense), net	35	(1,338)	1,268	(2,115)
Total other income (expense)	801	(1,108)	3,802	(1,772)
Net loss	$ (22,769)	$ (21,224)	$ (72,040)	$ (63,933)
Net loss per share, basic and diluted	$ (0.51)	$ (0.69)	$ (1.63)	$ (2.16)
Weighted-average common shares outstanding, basic and diluted	44,574,377	30,564,995	44,227,264	29,655,946

$59.7 million in cash, cash equivalents and investments as of September 30, 2023 are expected to **fund operations into September of 2024**

Immunic THERAPEUTICS

03

Anticipated Clinical Milestones

Several Clinical Value Inflection Points Ahead


52
@ 35
27
91
18
46

IMU-838 in PMS

- Readout phase 2 CALLIPER trial estimated for April of 2025

IMU-838 in RMS

- Interim futility analysis phase 3 ENSURE program estimated for late 2024
- Readout of first phase 3 ENSURE trial estimated for end of 2025

IMU-856

- Phase 2 clinical trial in preparation
- Also applicable for other gastrointestinal disorders

04

Q&A Session

05

Summary and Highlights

Advanced Clinical Pipeline

Well Differentiated Programs in Various Phases of Clinical Development

Program	Preclinical	Phase 1	Phase 2	Phase 3	Key Milestones
Vidofludimus Calcium (IMU-838)	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials (through Phase 3)				▪ Interim futility analysis of ENSURE program in RMS planned after approximately half of the events occurred, estimated for late 2024 ▪ ENSURE-1 trial estimated to readout end of 2025, ENSURE-2 soon thereafter ▪ CALLIPER trial estimated to readout in April 2025
	Progressive Multiple Sclerosis (PMS) – CALLIPER Trial (through Phase 2)				
	Ulcerative Colitis (UC) – CALDOSE-1 Trial (through Phase 2)				
IMU-856	Celiac Disease (through Phase 1; Phase 2 in preparation or planned)				
IMU-381	Gastrointestinal Diseases (Preclinical)				

■ Completed or ongoing ■ In preparation or planned

Immunic THERAPEUTICS

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA



Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS